UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Blvd Ste 1250 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Cortexyme, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CRTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 1, 2022, Cortexyme, Inc. (“Cortexyme,” the “Company,” or “we”) reported that we had approximately $105 million in cash, cash equivalents and short-term investments as of June 30, 2022. These are preliminary estimates based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of June 30, 2022 or the Company’s expectations for the results of operations for the year ending December 31, 2022, or any future annual or interim period.

The information in Item 2.02 of this current report on Form 8-K is furnished and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except as shall be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 1, 2022, we changed our name from “Cortexyme, Inc.” to “Quince Therapeutics, Inc.” by filing a certificate of amendment (“Certificate of Amendment”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware. We also amended and restated our bylaws to reflect the change to our name, effective August 1, 2022. The Certificate of Amendment and amended and restated bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In connection with the name change, our common stock will trade on The Nasdaq Global Select Market under the new ticker symbol “QNCX”. The new ticker symbol has become effective at the open of the market on August 1, 2022.

Item 8.01	Other Events.

On August 1, 2022, the Company issued a press release titled “Quince Therapeutics Details Strategic Growth Plan with Launch of New Corporate Name.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the registrant’s Certificate of Incorporation, effective August 1, 2022.

3.2	Amended and Restated Bylaws

99.1	Press Release Dated August 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022

Quince Therapeutics, Inc.

By:	/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer

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